UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

Computer Vision Systems Laboratories Corp
(Exact name of registrant as specified in its charter)

Florida	00-52818	98-0534701
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Id)

101 Plaza Real South, Suite 201S, Boca Raton, Florida 33432
(Address of principal executive offices and zip code)

All Communications to:
Hamilton & Associates Law Group, P.A.
Attn: Brenda Lee Hamilton, Attorney
101 Plaza Real Suite 201 S
Boca Raton Florida
www.SecuritiesLawyer101.com
Telephone No.: (561) 416-8956 Facsimile No.: (561) 416-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Computer Vision Systems Laboratories Corp. is referred to herein as “us”, “we” or “our”.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITY

On November 11, 2011, we issued a convertible promissory note in the amount of $220,000 to Josh Gooden.  The note accrued interest at the rate of 10% based upon a 365 day year.  On December 1, 2011, we issued 2,256,818 shares of our restricted common stock, representing  approximately 11% of our outstanding common shares to Mr. Gooden in satisfaction of all principal and interest due pursuant to the Note.

ITEM 5.02

On November 22, 2011, Thomas DiCicco was appointed by our Board of Directors as our Chief Financial Officer to replace David Hostelley our then Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Vision Systems Laboratories Corp

Dated: December 2, 2011	By:	/s/ Thomas DiCicco
Thomas DiCicco,
President and Chief Executive Officer

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